EXHIBIT 10.5

                           MEMORANDUM OF UNDERSTANDING

The  Parties  to  this  Memorandum  of  Understanding  ("MOU")  are:

     PRIME  AIR,  INC.  ("PRIME")  AND
     GALVIN  FLYING  SERVICE,  INC.  ("GALVIN").

Prime and Galvin, on signing of this MOU, will make best efforts to conclude a Final Agreement within a reasonable period of time.

The Purpose of the negotiations is for Prime to have Galvin, under Final Agreement, operate at Pemberton Airport as their executive Fixed Base Operation
(FBO) for all aircraft services not related to the scheduled services being operated by Prime's Operating Partner Voyageur Airways. However, additional FBO arrangements with Voyageur may be negotiated separately with the consent of Prime.

Negotiations on a Final Agreement are specifically to cover the following areas:

     1. Time frame for lengthening and completion of the runway to a length mutually agreed and in accordance with Transport Canada regulations.

     2. Time frame for instrument approach certification to a mutually agreed level and in accordance with Transport Canada regulations.

     3.   Customs  and  Immigration  arrangements.

     4.   Aviation  fuel  farm  arrangements.

     5.   Agreement  on  FBO  temporary  offices  in  main  terminal.

     6.   Stand-alone  FBO  facility.

     7.   Specific  areas  of  responsibility  of  Galvin  to  Prime.

     8.   Financial  arrangements  between  Prime  and  Galvin.

This MOU does not create any binding commitments, or financial obligations of either party to the other. It is signed in the spirit of putting a time limit on how long it will take to negotiate a fair and mutually beneficial Final Agreement that will, itself, be a binding contract.

Dated  this  22nd  day  of  September,  2003

For  Prime  Air,  Inc.                         For  Galvin Flying Services, Inc.

/s/  Blain  Haug                              /s/  Peterson  G.  Anderson

Blain  Haug,  Chairman                         Peterson  G.  Anderson, President
Prime  Air,  Inc.                              Galvin  Flying  Services,  Inc.
Suite  601,  938  Howe  St.,                   7149  Perimeter  Road
Vancouver,  BC,  Canada                        Boeing  Field,
V6Z  1N9                                       Seattle,  WA  98108


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